SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 12, 2004
                                                           ------------



                            CIRCUIT CITY STORES, INC.
             (Exact name of registrant as specified in its charter)


                                    Virginia
                         (State or other jurisdiction of
                         incorporation or organization)


    001-05767                                                   54-0493875
    ---------                                                   ----------
   (Commission                                               (I.R.S. Employer
    File No.)                                               Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
               (Address of principal executive offices) (Zip Code)




                                 (804) 527-4000
              (Registrant's telephone number, including area code)






ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 12, 2004, Circuit City Stores, Inc. acquired a controlling interest in InterTAN,Inc. in a public tender offer for all of the outstanding InterTAN common shares.

         The initial offering period for the tender offer expired at 11:59 p.m., Eastern Daylight Time, on Tuesday, May 11, 2004. As of the initial expiration of the tender offer, 19,276,483 shares of InterTAN common stock (including guaranteed deliveries), representing approximately 95% of the outstanding shares, had been tendered. All validly tendered shares were accepted for payment.

         On May 12, 2004, Circuit City issued a press release announcing the completion of the initial offering period and the commencement of a subsequent offering period, to expire at 11:59 p.m., Eastern Daylight Time, on Friday, May 14, 2004. The full text of the press release is filed as an exhibit hereto and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of business acquired.

         Financial Statements with respect to the acquisition required by Item 7 of Form 8-K will be filed not later than July 12, 2004.

(b)      Pro forma financial information.

         Pro Forma Financial Statements with respect to the acquisition required by Item 7 of Form 8-K will be filed not later than July 12, 2004.

(c)      Exhibits.

2.1 Acquisition Agreement and Agreement and Plan of Merger, dated as of March 30, 2004, by and among Circuit City Stores, Inc., Winston Acquisition Corp. and InterTAN, Inc.(incorporated by reference to Exhibit(d)(2) to the Circuit City Stores, Inc. Schedule TO-T filed with the SEC on April 13, 2004(File No. 005-42871))

99.1     Press Release dated May 12,  2004(incorporated  by reference to Exhibit
         (a)(5)(j) to the Circuit City Stores, Inc. Schedule TO-T/A filed with the SEC on May 12, 2004 (File No. 005-42871))





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CIRCUIT CITY STORES, INC.



                            By:  /s/Philip J. Dunn
                                 -----------------------------------------------
                                 Philip J. Dunn
                                 Senior Vice President, Treasurer,
                                 Corporate Controller and
                                 Chief Accounting Officer



Date:  June 14, 2004








                                INDEX TO EXHIBIT



Exhibit No.       Description of Exhibit

2.1 Acquisition Agreement and Agreement and Plan of Merger, dated as of March 30, 2004, by and among Circuit City Stores, Inc., Winston Acquisition Corp. and InterTAN, Inc. (incorporated by reference to Exhibit (d)(2) to the Circuit City Stores, Inc. Schedule TO-T filed with the SEC on April 13, 2004 (File No. 005-42871))

99.1 Press Release dated May 12, 2004(incorporated by reference to Exhibit (a)(5)(j) to the Circuit City Stores, Inc. Schedule TO-T/A filed with the SEC on May 12, 2004 (File No. 005-42871))